Rule 497(c)
                                                             File No. 333-72447


                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2009

                        First Defined Portfolio Fund, LLC

         This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to and more detailed than the information set forth in the prospectus for the series (each, a "Fund" and collectively, the "Funds") of First Defined Portfolio Fund, LLC (the "Company") and should be read in conjunction with the prospectus for the Funds dated May 1, 2009. The series of the Company are comprised of Target Managed VIP Portfolio (the "Target Managed VIP Portfolio"), The Dow(R) DART 10 Portfolio (the "DART 10 Portfolio"), The Dow(R) Target Dividend Portfolio (the "Dow(R) Dividend Portfolio"), Global Dividend Target 15 Portfolio (the "Global Target Portfolio"), S&P(R) Target 24 Portfolio (the "S&P(R) Target Portfolio"), NASDAQ(R) Target 15 Portfolio (the "NASDAQ(R) Target Portfolio"), First Trust Target Focus Four Portfolio (the "Target Focus Four Portfolio") and Value Line(R) Target 25 Portfolio (the "Value Line(R) Target Portfolio"). The prospectus may be obtained by writing to the Company at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free (800) 621-1675.

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..............................................3

INVESTMENT OBJECTIVES AND POLICIES...........................................3

INVESTMENT STRATEGIES........................................................5

INVESTMENT RISKS............................................................18

LICENSING ARRANGEMENTS......................................................27

DESCRIPTIONS OF INDICES.....................................................28

FUND MANAGEMENT.............................................................36

CODE OF ETHICS..............................................................42

PROXY VOTING POLICIES AND PROCEDURES........................................42

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................42

INVESTMENT ADVISORY AND OTHER SERVICES......................................43

RULE 12b-1 PLAN.............................................................50

BROKERAGE ALLOCATIONS.......................................................51

MARKET TIMING POLICY........................................................53

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS...........................54

VOTING RIGHTS AND GENERAL FUND INFORMATION..................................55

PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS.............................55

PERFORMANCE.................................................................59

ADDITIONAL INFORMATION......................................................64

FINANCIAL STATEMENTS........................................................64

         The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Report. The Annual Report was filed with the Securities and Exchange Commission ("SEC") on March 9, 2009. The financial statements from such Annual Report are incorporated herein by reference and are available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                         GENERAL INFORMATION AND HISTORY

         The Company is a non-diversified, open-end management series investment company organized as a Delaware limited liability company on January 8, 1999. Currently, the Company has eight series authorized and outstanding. Each series of the Company represents membership interests (the "Interests") in a separate portfolio of securities and other assets, with its own objective and policies. Effective April 30, 2002, The Dow(R) Target 5 Portfolio, S&P(R) Target 10 Portfolio and First Trust Internet Portfolio changed their names to the Target Managed VIP Portfolio, S&P(R) Target 24 Portfolio and Value Line(R) Target 25 Portfolio, respectively. Effective May 2, 2005, the Global Target 15 Portfolio changed its name to the Global Dividend Target 15 Portfolio. Effective November 19, 2007, the First Trust 10 Uncommon Values Portfolio changed its name to the First Trust Target Focus Four Portfolio. Interests of the Funds are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B") to fund the benefits of variable annuity policies (the "Policies") issued by Prudential Annuities Life Assurance Corporation ("Prudential").

                       INVESTMENT OBJECTIVES AND POLICIES

         The prospectus describes the investment objectives and policies of the Funds. The following supplements the information contained in the prospectus concerning the investment objectives and policies of the Funds.

         Each Fund is also subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting Interests of the Fund:

                   (1) A Fund may not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act").

                   (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided, that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

                   (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in connection with the purchase and sale of portfolio securities.

                   (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

                   (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

                   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

                   (7) A Fund may not pledge, mortgage or hypothecate any of its assets except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33-1/3% of the Fund's total assets at the time of the borrowing or investment.

                   (8) A Fund may invest more than 25% of its assets in the securities of issuers in any single industry if the applicable investment strategy for the Fund selects securities in a manner that results in such a concentration. Notwithstanding the foregoing, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

         The foregoing fundamental policies and the investment objective of a Fund may not be changed without the affirmative vote of the majority of the outstanding voting Interests of the Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting Interests represented at a meeting at which more than 50% of the outstanding Interests are represented; or (ii) more than 50% of the outstanding voting Interests. With respect to the submission of a change in an investment policy to the holders of outstanding voting Interests of a particular Fund, such matter shall be deemed to have been effectively acted upon with respect to such Fund if a majority of the outstanding voting Interests of such Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting Interests of any other Fund affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting Interests.

         In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies which may be changed by the Board of Trustees.

         See "Additional Risks of Investing in the Funds" in the prospectus and "Investment Risks-Industry Risks" herein for a discussion of the risks associated with the concentration of a Fund's holdings in a given industry.

                              INVESTMENT STRATEGIES

         Under normal circumstances, each Fund will invest at least 80% of the total assets of the Fund in the particular type of investments or in accordance with the Fund's investment strategy, if applicable, suggested by the Fund's name. Fund interest holders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

TYPES OF INVESTMENTS

         Warrants: Each Fund may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

         Securities Lending: Each Fund may also lend portfolio securities to broker-dealers and financial institutions to realize additional income. A Fund will not lend its portfolio securities or other assets, if as a result, more than 33-1/3% of the Fund's total assets, including collateral received, would be lent to broker-dealers or other parties. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking-to-market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. Securities loaned by a Fund remain subject to fluctuations in market value. A Fund may pay reasonable finders, custodian and administrative fees in connection with a loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the Funds' investment adviser, First Trust Advisors L.P. ("First Trust"), to be of good standing.

         During the period that a Fund seeks to enforce its rights against the borrower, the collateral and the securities loaned remain subject to fluctuations in market value. A Fund may also incur expenses in enforcing its rights. If a Fund has sold a loaned security, it may not be able to settle the sale of the security and may incur potential liability to the buyer of the security on loan for its costs to cover the purchase.

         Delayed-Delivery Transactions: A Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase.

During the period between the purchase and settlement, no payment is made by a Fund to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its NAV. The Funds do not believe that NAV will be adversely affected by purchases of securities in delayed-delivery transactions.

         Each Fund will earmark or maintain in a segregated account cash, U.S. Government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Illiquid Securities: Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws); securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         Money Market Funds: Each Fund may invest in shares of money market funds to the extent permitted by the 1940 Act.

         Temporary Investments: Each Fund may, without limit as to percentage of assets, purchase U.S. Government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A by Standard & Poor's Ratings Group ("S&P Ratings"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less.

         Short-term debt securities are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Federal National Mortgage Association ("FNMA" or "Fannie Mae") which is a government-sponsored organization owned entirely by private stockholders and whose securities are guaranteed as to principal and interest by FNMA; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. In September 2008, FNMA was placed into conservatorship overseen by Federal Housing Finance Agency ("FHFA"). As conservator, FHFA will succeed to the rights, titles, powers and privileges of FNMA and any stockholder, officer or director of the company with respect to FNMA and its assets and title to all books, records and company assets held by any other custodian or third party. FHFA is charged with operating FNMA. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.


                   (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. On October 3, 2008, the Emergency Economic Stabilization Act of 2008 increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor until December 31, 2009. The maximum coverage limit will return to $100,000 per certificate of deposit on January 1, 2010, absent further legislation. Therefore, certificates of deposit purchased by the Funds may not be fully insured.


                   (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to a Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. A Fund may only invest in commercial paper rated A-1 or better by S&P Ratings, Prime-1 or higher by Moody's or Fitch 2 or higher by Fitch.

PORTFOLIO TURNOVER

         A Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund's investment portfolio that is sold and replaced with new securities during a year is known as the Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by a Fund of increased brokerage costs and expenses. For the fiscal year ended December 31, 2008, the portfolio turnover rate for the Target Managed VIP Portfolio was 155%; this amount is significantly higher than in the fiscal year ended December 31, 2007, when the Fund had a turnover rate of 88%. For the fiscal year ended December 31, 2008, the portfolio turnover rate for the Dow(R) Dividend Portfolio was 172%; this amount is significantly higher than in the fiscal year ended December 31, 2007, when the Fund had a turnover rate of 83%. For the fiscal year ended December 31, 2008, the portfolio turnover rate for the Global Target Portfolio was 105%; this amount is significantly higher than in the fiscal year ended December 31, 2007, when the Fund had a turnover rate of 60%. For the fiscal year ended December 31, 2008, the portfolio turnover rate for the S&P Target Portfolio was 202%; this amount is significantly higher than in the fiscal year ended December 31, 2007, when the Fund had a turnover rate of 115%. For the fiscal year ended December 31, 2008, the portfolio turnover rate for the Target Focus Four Portfolio was 248%; this amount is significantly higher than in the fiscal year ended December 31, 2007, when the Fund had a turnover rate of 130%. The increases in portfolio turnover rates for the Funds in 2008 were due to significant changes in the Funds' assets due to market conditions and redemptions.

HEDGING STRATEGIES

General Description of Hedging Strategies

         A Fund may engage in hedging activities. First Trust may cause a Fund to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge the Fund's holdings.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

         The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the futures industry's self-regulatory organization. A Fund will not enter into Futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

         The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

         Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

         A Fund may purchase stock index options, sell stock index options in order to close out existing positions, and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

         A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Indices or a more narrow market index, such as the Standard & Poor's 100. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Arca, Inc. ("NYSE Acra") and the Philadelphia Stock Exchange.

         A Fund's use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts

         Each Fund may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodity Exchange Act (the "CEA"). Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

         An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

         Margin is the amount of funds that must be deposited by each Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract.

         The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

         If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the respective Fund. In computing daily NAV, each Fund will mark to market the current value of its open Futures Contracts. Each Fund expects to earn interest income on their margin deposits.

         Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

         Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         A public market exists in Futures Contracts covering a number of indices, including, but not limited to, the S&P 500(R) Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

         Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

         A Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

         As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. Each Fund will earmark or set aside in a segregated account at the Fund's custodian, liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

         The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "FUTURES CONTRACTS." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Non-U.S. Currency Transactions

         The Funds may engage in non-U.S. currency forward contracts, options, and futures transactions. Such Funds may enter into non-U.S. currency transactions for hedging and other permissible risk management purposes only. Non-U.S. currency Futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Funds invest in a currency futures or options contract, they must make a margin deposit to secure performance of such contract. With respect to investments in currency Futures Contracts, the Funds may also be required to make variation margin deposits because the value of futures contracts fluctuates from purchase to maturity. In addition, the Funds may earmark or segregate assets to cover their futures contracts obligations.

NON-U.S. INVESTMENTS

Indirect Non-U.S Investment-Depositary Receipts

         The Funds may invest in non-U.S. securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"), or other securities representing indirect ownership Interests in the securities of non-U.S. issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs and GDRs, in bearer form, may be denominated in other currencies and are designed for use in European and other markets. For purposes of a Fund's investment policies, ADRs, EDRs, and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs, EDRs, and GDRs shall be treated as indirect non-U.S. investments. Thus, an ADR, EDR, or GDR representing ownership of common stock will be treated as common stock. ADRs, EDRs, and GDRs do not eliminate all of the risks associated with directly investing in the securities of non-U.S. issuers.

         Other types of depositary receipts include American Depositary Shares ("ADSs"), Global Depositary Certificates ("GDCs"), and International Depositary Receipts ("IDRs"). ADSs are shares issued under a deposit agreement representing the underlying ordinary shares that trade in the issuer's home market. An ADR, described above, is a certificate that represents a number of ADSs. GDCs and IDRs are typically issued by a non-U.S. bank or trust company, although they may sometimes also be issued by a U.S. bank or trust company. GDCs and IDRs are depositary receipts that evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation.

Direct Non-U.S. Investments

         The Funds may invest directly in the securities of non-U.S. issuers. In consideration of whether to invest in the securities of a non-U.S. company, First Trust considers such factors as the characteristics of the particular company, differences between economic trends, and the performance of securities markets within the U.S. and those within other countries. First Trust also considers factors relating to the general economic, government, and social conditions of the country or countries where the company is located.

         Securities transactions conducted outside the U.S. may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, non-U.S. securities, currencies and other instruments. The value of such positions also could be adversely affected by (i) other complex non-U.S. political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in non-U.S. markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and the margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Description of Funds

         As described in the Funds' prospectus, the portfolio of the Target Managed VIP Portfolio consists primarily of common stocks that are identified by applying six uniquely specialized strategies on or about December 31 of each year (the "Stock Selection Date"): The Dow(R) DART 5 Strategy, the European Target 20 Strategy, The NASDAQ(R) Target 15 Strategy, the S&P(R) Target 24 Strategy, the Target Small-Cap Strategy, and the Value Line(R) Target 25 Strategy. The portfolio of the DART 10 Portfolio consists primarily of the common stocks of the ten companies in the Dow Jones Industrial Average(SM) ("DJIA") that have the highest combined dividend yields and buyback ratios on or about the Stock Selection Date. The Dow(R) Dividend Portfolio consists primarily of the common stock of the 20 stocks from The Dow Jones U.S. Select Dividend Index(SM) with the best overall ranking on both the change in return on assets over the last 12 months and price-to-book ratio on or about the Stock Selection Date. The portfolio of the Global Target Portfolio consists primarily of common stocks of the five companies with the lowest per share stock price of the ten companies in each of the DJIA, the Financial Times Industrial Ordinary Share Index ("FT Index") and the Hang Seng Index, respectively, that have the highest dividend yields in each respective index on or about the Stock Selection Date. The portfolio of the S&P(R) Target Portfolio consists primarily of the common stocks of 24 companies selected from the stocks included in the Standard & Poor's 500(R) Index ("S&P 500 Index") annually on or about the Stock Selection Date. The portfolio of the Target Focus Four Portfolio consists primarily of common stocks that are identified by applying four uniquely specialized Strategies on or about the Stock Selection Date: The Dow(R) Target Dividend Strategy, the Value Line(R) Target 25 Strategy, the S&P Target SMid 60 Strategy and the NYSE(R) International Target 25 Strategy. The NASDAQ(R) Target Portfolio consists primarily of the common stocks of fifteen companies selected from the stocks included in the NASDAQ-100 Index(R) on or about the Stock Selection Date. The portfolio of the Value Line(R) Target Portfolio consists primarily of the common stocks of 25 companies selected from the stocks that receive Value Line's #1 ranking for Timeliness(TM) annually on or about the Stock Selection Date. Each year, as discussed in the prospectus, the portfolio of each Fund is adjusted in accordance with its investment strategy. See "Fund Overview" in the prospectus for a more detailed description of a Fund's investment strategy.

         The dividend yield for each equity security contained in the DART 10 Portfolio and the securities based on the DJIA in the Target Managed VIP Portfolio and the Global Target Portfolio is calculated by annualizing the last quarterly or semi-annual ordinary dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date. The yield for each equity security listed on the FT Index or the Hang Seng Index in the Global Target Portfolio is calculated by adding together the most recent interim and final dividend declared and dividing the result by the market value of such equity security on or about the Stock Selection Date.

         The publishers of the S&P 500(R) Index, FT Index and the Hang Seng Index are not affiliated with First Trust and have not participated in the creation of the Funds or the selection of the equity securities included therein. There is, of course, no guarantee that the objective of any Fund will be achieved.

         Any changes in the components of any of the respective indices or in the composition of the stocks listed on the NYSE, NYSE Arca or NASDAQ Stock Market ("NASDAQ") made after the respective Stock Selection Date will not cause a change in the identity of the common stocks included in the applicable Fund, including any additional equity securities deposited thereafter until the next Stock Selection Date when the portfolio of each Fund will be adjusted in accordance with its investment strategy.

         Investors should note that each Fund's investment criteria is applied and will in the future be applied to the equity securities selected for inclusion in the Fund as of the applicable Stock Selection Date. Additional equity securities which were originally selected through this process may be purchased throughout the year, as investors may continue to invest in the Fund, even though the yields on these equity securities may have changed subsequent to the previous Stock Selection Date. These equity securities may no longer be included in the index, or may not meet a Fund's selection criteria at that time, and therefore, such equity securities would no longer be chosen for inclusion in the Fund if the selection process were to be performed again at that time. Accordingly, the equity securities selected and the percentage relationship among the number of shares will not change for purchases or sales by a Fund until the next annual Stock Selection Date.

Insurance Law Restrictions

         In connection with the Company's agreement to sell interests of the Funds to Account B, Prudential and First Trust may enter into agreements, required by certain state insurance departments, under which First Trust may agree to use its best efforts to assure and to permit Prudential to monitor each Fund for compliance with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, Prudential would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Company's operations.

                                INVESTMENT RISKS

Overview

         An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors. Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

         Shareholders of common stocks of the type held by a Fund have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in a Fund will fluctuate over the life of the Fund and may be more or less than the price at which they were purchased by such Fund. The equity securities held in a Fund may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of the Fund's purchase and sale of the equity securities and other factors.

         Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.

         First Trust shall not be liable in any way for any default, failure or defect in any equity security held in a Fund's portfolio.

ADDITIONAL RISKS OF INVESTING IN FUNDS

Liquidity

         Whether or not the equity securities in a Fund are listed on a securities exchange, the principal trading market for the equity securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities held in a Fund may be sold to meet transfers, partial withdrawals or surrenders or to implement a strategy on or about each stock selection date and the value of a Fund will be adversely affected if trading markets for the equity securities are limited or absent.

Non-Diversification

         Each Fund is classified as "non-diversified" under the 1940 Act. As a result, a Fund is limited as to the percentage of its assets which may be invested in securities of any one issuer only by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the

"Code"). Because a Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuer in which it invests. For example, an investment in the DART 10 Portfolio may subject an investor to additional risk due to the relative lack of diversity in its portfolio since the portfolio contains only ten stocks. Therefore, the DART 10 Portfolio may be subject to greater market risk than other funds which may contain a more diversified portfolio of securities. A Fund is not designed to be a complete investment program for an investor. Variable annuity policy owners, in light of their own financial situations and goals, should consider other additional funding options in order to diversify the allocations of their policy assets.

Small Capitalization Companies

         Certain or all of the equity securities in the Funds may be small cap company stocks. While, historically, small cap company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. Small cap companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. Some of these companies may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel.

         The prices of small company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information. Also, because small cap companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for a Fund which contains these equity securities to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices. The securities of small companies are often traded over-the-counter and may not be traded in the volumes typical of a national securities exchange.

Litigation

         At any time litigation may be instituted on a variety of grounds with respect to the common stock held by the Funds. A Fund is unable to predict whether litigation that has been or will be instituted might have a material adverse effect on the Fund.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

         In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.


                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Market risk is the primary risk associated with derivative transactions. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and may be long-lasting and may have a substantial impact on the value of derivatives and their underlying assets. Furthermore, the war and political instability in certain regions of the world, such as the Middle East and Afghanistan, and terrorist attacks in the United States and around the world have resulted in market volatility, which may have long term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Funds do not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy and worldwide securities markets. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its interest holders and is consistent with a Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.


                   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING NON-U.S. CURRENCIES

         (1) Currency Risks. The exchange rates between the U.S. dollar and non-U.S. currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation, and other economic and political conditions. Although each Fund values its assets daily in U.S. dollars, a Fund may not convert its holdings of non-U.S. currencies to U.S. dollars daily. A Fund may incur conversion costs when it converts its holdings to another currency. Non-U.S. exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies. Funds may engage in non-U.S. currency exchange transactions in connection with its portfolio investments. A Fund will conduct its non-U.S. currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the non-U.S. currency exchange market or through forward contracts to purchase or sell non-U.S. contracts.

         (2) Forward Non-U.S. Currency Exchange Contracts. The Funds may enter into forward non-U.S. currency exchange contracts. Forward non-U.S. currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. First Trust believes that it is important to have the flexibility to enter into forward non-U.S. currency exchange contracts whenever it determines that it is in a Fund's best interest to do so. The Funds will not speculate in non-U.S. currency exchange. The Funds will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that they would be obligated to deliver an amount of non-U.S. currency in excess of the value of their portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that First Trust believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Funds will not enter into forward non-U.S. currency exchange contracts with a term longer than one year.

         (3) Non-U.S. Currency Options. A non-U.S. currency option provides the option buyer with the right to buy or sell a stated amount of non-U.S. currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration. A call option on non-U.S. currency generally rises in value if the underlying currency appreciates in value, and a put option on a non-U.S. currency generally rises in value if the underlying currency depreciates in value. Although purchasing a non-U.S. currency option can protect the Fund against an adverse movement in the value of a non-U.S. currency, the option will not limit the movement in the value of such currency. For example, if a Fund held securities denominated in a non-U.S. currency that was appreciating and had purchased a non-U.S. currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund entered into a contract to purchase a security denominated in a non-U.S. currency and, in conjunction with that purchase, purchased a non-U.S. currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire, in the spot market, the amount of non-U.S. currency needed for settlement.

         (4) Special Risks Associated with Non-U.S. Currency Options. Buyers and sellers of non-U.S. currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with non-U.S. currency options. The markets in non-U.S. currency options are relatively new, and a Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although a Fund will not purchase or write such options unless and until, in the opinion of First Trust, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on non-U.S. currencies are affected by all of the same factors that influence non-U.S. exchange rates and investments generally. The value of a non-U.S. currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a non-U.S. security. Because non-U.S. currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of non-U.S. currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying non-U.S. currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for non-U.S. currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in non-U.S. currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

         (5) Non-U.S. Currency Futures Transactions. By using non-U.S. currency Futures Contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward non-U.S. currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward non-U.S. currency exchange contracts.

         (6) Special Risks Associated with Non-U.S. Currency Futures Contracts and Related Options. Buyers and sellers of non-U.S. currency Futures Contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with non-U.S. currency Futures Contracts and their use as a hedging device similar to those associated with options on currencies, as described above. Options on non-U.S. currency Futures Contracts may involve certain additional risks. Trading options on non-U.S. currency Futures Contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on non-U.S. currency Futures Contracts unless and until, in the opinion of First

Trust, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying non-U.S. currency Futures Contracts. Compared to the purchase or sale of non-U.S. currency Futures Contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on Futures Contracts would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

NON-U.S. ISSUER RISKS

         Since certain of the portfolio securities included in the Funds may consist of common stocks of non-U.S. issuers, an investment in such Funds involves certain investment risks that are different in some respects from an investment in a fund which invests entirely in common stocks of domestic issuers. These investment risks include the possible imposition of future political or government restrictions which might adversely affect the payment or receipt of dividends on the relevant portfolio securities, the possibility that the financial condition of the issuers of the portfolio securities may become impaired or that the general condition of the relevant stock market may deteriorate, the limited liquidity and relatively small market capitalization of the relevant securities market, the imposition of expropriation or confiscatory taxation, economic uncertainties, the lack of the quantity and quality of publicly available information concerning the non-U.S. issuers as such issuers are generally not subject to the same reporting and accounting requirements as domestic issuers, and the effect of non-U.S. currency devaluations and fluctuations in the value of the common stocks and dividends of non-U.S. issuers in terms of U.S. dollars. In addition, fixed brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States and there is generally less government supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States.

         On the basis of the best information available to First Trust at the present time, none of the portfolio securities in such Funds are currently subject to exchange control restrictions under existing law which would materially interfere with payment to such Funds of dividends due on, or proceeds from the sale of, the non-U.S. portfolio securities. The adoption of such restrictions or other legal restrictions could adversely impact the marketability of the non-U.S. portfolio securities and may impair the ability of a Fund to satisfy its obligation to redeem shares or could cause delays or increase the costs associated with the purchase and sale of the non-U.S. portfolio securities and correspondingly affect the price of its shares.

         The purchase and sale of the non-U.S. portfolio securities may be made in non-U.S. securities markets. Although First Trust does not believe that the Funds will encounter obstacles in acquiring or disposing of the non-U.S. portfolio securities, investors should be aware that in certain situations it may not be possible to purchase or sell a non-U.S. portfolio security in a timely manner for any number of reasons, including lack of liquidity in the relevant market, the unavailability of a seller or purchaser of the non-U.S. portfolio securities, and restrictions on such purchases or sales by reason of federal securities laws or otherwise. An investment in such Funds will also be subject to the risks of currency fluctuations associated with investments in non-U.S. equity securities trading in non-U.S. currencies.

         Certain of the equity securities in the Funds may be in ADR or GDR form. ADRs and GDRs (collectively, the "Depositary Receipts") may not necessarily be denominated in the same currency as the securities into which they may be converted. For purposes of the discussion herein, the terms ADR and GDR generally include ADSs and GDCs, respectively.

         Depositary Receipts may be sponsored or unsponsored. In an unsponsored facility, the depositary initiates and arranges the facility at the request of market makers and acts as agent for the Depositary Receipts holder, while the company itself is not involved in the transaction. In a sponsored facility, the issuing company initiates the facility and agrees to pay certain administrative and shareholder-related expenses. Sponsored facilities use a single depositary and entail a contractual relationship between the issuer, the shareholder and the depositary; unsponsored facilities involve several depositaries with no contractual relationship to the company. The depositary bank that issues Depositary Receipts generally charges a fee, based on the price of the Depositary Receipts, upon issuance and cancellation of the Depositary Receipts. This fee would be in addition to the brokerage commissions paid upon the acquisition or surrender of the security. In addition, the depositary bank incurs expenses in connection with the conversion of dividends or other cash distributions paid in local currency into U.S. dollars and such expenses are deducted from the amount of the dividend or distribution paid to holders, resulting in a lower payout per underlying share represented by the Depositary Receipts than would be the case if the underlying share were held directly. Certain tax considerations, including tax rate differentials and withholding requirements, arising from the application of the tax laws of one nation to nationals of another and from certain practices in the Depositary Receipts market may also exist with respect to certain Depositary Receipts. In varying degrees, any or all of these factors may affect the value of the Depositary Receipts compared with the value of the underlying shares in the local market. In addition, the rights of holders of Depositary Receipts may be different than those of holders of the underlying shares, and the market for Depositary Receipts may be less liquid than that for the underlying shares. Depositary Receipts are registered securities pursuant to the 1933 Act and may be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act").

         For the equity securities that are Depositary Receipts, currency fluctuations will affect the U.S. dollar equivalent of the local currency price of the underlying domestic shares and, as a result, are likely to affect the value of the Depositary Receipts and consequently the value of the equity securities. The non-U.S. issuers of securities that are Depositary Receipts may pay dividends in non-U.S. currencies which must be converted into U.S. dollars. Most non-U.S. currencies have fluctuated widely in value against the United States dollar for many reasons, including supply and demand of the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries. Therefore, for any securities of issuers (whether or not they are in Depositary Receipt form) whose earnings are stated in non-U.S. currencies, or which pay dividends in non-U.S. currencies or which are traded in non-U.S. currencies, there is a risk that their United States dollar value will vary with fluctuations in the United States dollar non-U.S. exchange rates for the relevant currencies.

ADDITIONAL FUND RISKS

         Certain equity securities selected for the Funds may have attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or Exchange. The equity securities may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the equity securities will change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the equity securities will be maintained or that share prices will not decline further during the life of the Funds, or that the equity securities will continue to be included in the respective indices or Exchanges. Investing in stocks with the highest dividend yields amounts to a contrarian strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective Fund's investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund's objective will be achieved or that a Fund will provide for capital appreciation in excess of such Fund's expenses. Because of the contrarian nature of such Funds and the attributes of the common stocks, which caused inclusion in the portfolio, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, each of the strategies have underperformed their respective index or indices in certain years.

         Equity securities in a Fund from time to time may be sold under certain circumstances described in the prospectus or herein. Each Fund, however, is not actively managed and equity securities in a Fund will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation or depreciation or if the equity securities no longer meet the criteria by which they were selected for a Fund. However, equity securities will be sold on or about each annual Stock Selection Date in accordance with a Fund's stock selection strategy.

         License Termination Risk. Certain of the Funds rely on licenses from third parties that permit the use of the intellectual property of such parties in connection with the name and investment strategies of the Funds. Such licenses may be terminated by the licensors, and as a result the Fund may lose its ability to use the licensed name or the licensed investment strategy. Accordingly, in the event a license is terminated it may have a significant effect on the operation of the affected Fund.

                             LICENSING ARRANGEMENTS

         The licensing arrangement with Value Line Publishing, Inc. is described below. A description of other licensing arrangements can be found in the "Descriptions of Indices" section.

LICENSING ARRANGEMENTS WITH VALUE LINE PUBLISHING, INC.

         "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Funds. The Target Managed VIP Portfolio, the First Trust Target Focus Four Portfolio and the Value Line(R) Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the First Trust Target Focus Four Portfolio or the Value Line(R) Target 25 Portfolio.

         Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust is VLPI's licensing to First Trust of certain VLPI trademarks and trade names and the Value Line(R) Timeliness(TM) Ranking System (the "System"), which is composed by VLPI without regard to First Trust, the Funds or any investor. VLPI has no obligation to take the needs of First Trust or any investor in the Funds into consideration in composing the System. A Fund's results may differ from the hypothetical or published results of the Value Line(R) Timeliness(TM) Ranking System. VLPI is not responsible for and has not participated in the determination of the prices and composition of the Funds or the timing of the issuance for sale of the Funds or in the calculation of the equations by which the Funds are to be converted into cash.

         VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (i) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF A FUND; OR (ii) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH A FUND, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE FUNDS.

                             DESCRIPTIONS OF INDICES

         Certain Funds invest in stocks included in the DJIA, The Dow Jones U.S. Select Dividend Index(SM), the FT Index, the Hang Seng Index, the NASDAQ-100 Index(R), and the S&P 500(R) Index. The following is a description of these indices.

THE DOW JONES INDUSTRIAL AVERAGE(SM)

         The DJIA was first published in The Wall Street Journal in 1896 and has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg) Initially consisting of just 12 stocks, the DJIA expanded to 20 stocks in 1916 and to its present size of 30 stocks on October 1, 1928. The stocks are chosen by the editors of The Wall Street Journal as representative of the broad market and of American industry. The companies are major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the DJIA are made entirely by the editors of The Wall Street Journal without consultation with the companies, the stock exchange or any official agency. For the sake of continuity, changes are made rarely. Most substitutions have been the result of mergers, but from time to time, changes may be made to achieve a better representation. The components of the DJIA may be changed at any time for any reason. Any changes in the components of the DJIA made after the Stock Selection Date will not generally cause a change in the identity of the equity securities involved in the applicable Fund, including any equity securities deposited in a Fund, except when the Fund is periodically adjusted.

THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM)

         The Dow Jones U.S. Select Dividend Index(SM) universe consists of all dividend-paying companies in The Dow Jones U.S. Index that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three month average daily trading volume of 200,000 shares. The Dow Jones U.S. Index is a rules-governed, broad-market benchmark that represents approximately 95% of U.S. market capitalization.

         The following criteria are used to select securities for the index:

                    1. Issues are ranked in descending order of indicated annual yield, defined as a stock's unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price.

                    2. Any current component stock with a three-month average daily trading volume of less than 100,000 shares is deemed ineligible for selection.

                    3. All remaining current component stocks rated 200 and above are selected to the index.

                    4. Stocks that are not current components are added to the index until the component count reaches 100.

         A company's weight in the index is based on its indicated annual dividend. In the event of a stock split affecting a component company, weighting factors are adjusted to keep the component weights in the index constant.

         The index composition is reviewed annually in December. Historical selections for 1992 through 1999 were conducted based on closing prices and indicated dividends as of year end. For 2000 through 2002, selections were conducted on the Monday following the third Friday of December. Beginning with the December 2003 review, selections have been made based on indicated annual dividends as of the last trading day in November. Changes are implanted at the opening of trading on the Monday following the third Friday of December.

         Under the following circumstances, a component stock is immediately removed from the index, independent of the annual review.

         o The component company is affected by a corporate action such as a delisting or bankruptcy.

         o      The component company eliminates its dividend.

         o The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding noncomponent on the latest monthly selection list.

         A component stock that is removed from the index as the result of an extraordinary deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the index at a weight commensurate with its own indicated annual dividend.

         The component company that is removed from The Dow Jones U.S. Index (the index universe) during the course of the year because of a reduction in market capitalization remains in The Dow Jones U.S. Select Dividend Index(SM) until the next annual review.

         "Dow Jones Industrial Average(SM)," "DJIA(SM)," "Dow Industrials(SM)," "Dow 30(SM)," "The Dow(R)," "The Dow Jones U.S. Select Dividend Index(SM)" and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust. None of the Funds, including, and in particular, the Target Managed VIP Portfolio, Dow(R) Dividend Portfolio and the DART 10 Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

         The Funds are not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to a Fund's interest holders or any member of the public regarding the advisability of purchasing a Fund. Dow Jones' only relationship to the Funds, Prudential, or First Trust is the licensing of certain copyrights, trademarks, servicemarks and service names of Dow Jones. Dow Jones has no obligation to take the needs of Prudential, First Trust or variable annuity owners into consideration in determining, composing or calculating the DJIA or The Dow Jones U.S. Select Dividend Index(SM). Dow Jones is not responsible for and has not participated in the determination of the terms and conditions of the Funds, including the pricing of the Funds' Interests or the amount payable under variable annuity contracts. Dow Jones has no obligation or liability in connection with the administration or marketing of the Funds or any variable annuity contracts.

         DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY A FUND, PRUDENTIAL, FIRST TRUST OR VARIABLE ANNUITY OWNERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGE(SM) OR THE DOW JONES U.S. SELECT DIVIDEND INDEX(SM) OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY
FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FINANCIAL TIMES INDUSTRIAL ORDINARY SHARE INDEX

         The FT Index began as the Financial News Industrial Ordinary Share Index in London in 1935 and became the Financial Times Industrial Ordinary Share Index in 1947. The Financial Times Industrial Ordinary Share Index is calculated by FTSE International Ltd. ("FTSE"). All copyright in the index constituent list vests in FTSE. The FT Index is comprised of 30 common stocks chosen by the editors of The Financial Times as representative of the British industry and commerce. This index is an unweighted average of the share prices of selected companies, which are highly capitalized, major factors in their industries and their stocks are widely held by individuals and institutional investors. Changes in the components of the FT Index are made entirely by the editors of The Financial Times without consultation with the companies, stock exchange or any official agency. Most substitutions have been the result of mergers or because of poor share performance, but from time to time, changes may be made to achieve a better representation. The components of the FT Index may be changed at any time for any reason.

THE HANG SENG INDEX

         The Hang Seng Index was first published in 1969 and, as of March 31, 2009, consisted of 42 of the stocks currently listed on the Stock Exchange of Hong Kong Ltd. (the "Hong Kong Stock Exchange"), and it includes companies intended to represent four major market sectors: commerce and industry, finance, properties and utilities. The Hang Seng Index is a recognized indicator of stock market performance in Hong Kong. It is computed on an arithmetic basis, weighted by market capitalization, and is therefore strongly influenced by stocks with large market capitalizations.

         Except as described herein or in the prospectus, neither the publishers of the S&P 500 Index, DJIA, FT Index nor the Hang Seng Index have granted the Funds, Prudential, or First Trust a license to use their respective index. The Funds are not designed so that prices will parallel or correlate with the movements in any particular index or a combination thereof and it is expected that their prices will not parallel or correlate with such movements. The publishers of the S&P 500 Index, DJIA, FT Index and the Hang Seng Index have not participated in any way in the creation of the Funds or in the selection of stocks in the Funds and have not approved any information related thereto.

THE NASDAQ-100 INDEX(R)

         The NASDAQ-100 Index(R) includes 100 of the largest domestic and international non-financial securities listed on the NASDAQ Stock Market(R) based on market capitalization. The index is calculated based on a modified capitalization weighted methodology.

         The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. (including its affiliates) (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio. The Corporations make no representation or warranty, express or implied to the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the NASDAQ-100(R) Index to track general stock market performance. The Corporations' only relationship to First Trust (the "Licensee") is in the licensing of the NASDAQ(R), OMX(R), NASDAQ-100(R) and NASDAQ-100 Index(R) trademarks and certain trade names of the Corporations and the use of the NASDAQ-100 Index(R) which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the Funds. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the NASDAQ(R) Target 15 Portfolio or the Target Managed VIP Portfolio or any of the Funds into consideration in determining, composing or calculating the NASDAQ-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of a Fund to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of a Fund.

         THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE NYSE INTERNATIONAL 100 INDEX(R)

         The NYSE International 100 Index(R) is comprised of 100 of the largest non-U.S. stocks traded on the New York Stock Exchange based on market capitalization.

         "NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certain purposes by First Trust. The Funds are not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such products. NYSE Group, Inc. has no relationship to the Funds or First Trust other than the licensing of NYSE International 100 Index(R) (the "NYSE Index") and its trademarks for use in connection with the Funds.

         NYSE Group, Inc. and its affiliates DO NOT:

         o        Sponsor, endorse, sell or promote the Funds.

         o Recommend that any person invest in the Funds or any other securities.

         o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Funds.

         o Have any responsibility or liability for the administration, management or marketing of the Funds.

         o Consider the needs of the Funds or the owners of the Funds in determining, composing or calculating the NYSE International 100 Index(R) or have any obligation to do so.

--------------------------------------------------------------------------------
NEITHER NYSE GROUP, INC. NOR ANY OF ITS AFFILIATES WILL HAVE ANY LIABILITY IN CONNECTION WITH THE FUNDS. SPECIFICALLY,

         o NYSE GROUP, INC. AND ITS AFFILIATES DO NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND DISCLAIM ANY WARRANTY ABOUT:

                  o THE RESULTS TO BE OBTAINED BY THE FUNDS, THE OWNER OF THE FUNDS OR ANY OTHER PERSON IN
                      CONNECTION WITH THE USE OF THE NYSE INDEX AND THE DATA INCLUDED IN THE NYSE INDEX;

                  o   THE ACCURACY OR COMPLETENESS OF THE NYSE INDEX AND ITS
                      DATA;

                  o THE MERCHANTABILITY AND THE FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE NYSE INDEX AND ITS DATA;

         o NYSE GROUP, INC. AND ITS AFFILIATES WILL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS IN THE NYSE INDEX OR ITS DATA;

         o UNDER NO CIRCUMSTANCES WILL NYSE GROUP, INC. OR ANY OF ITS AFFILIATES BE LIABLE FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NYSE GROUP, INC. KNOWS THAT THEY MIGHT OCCUR.

THE LICENSING AGREEMENT BETWEEN THE FIRST TRUST AND NYSE GROUP, INC. IS
SOLELY FOR THEIR BENEFIT AND NOT FOR THE BENEFIT OF THE OWNERS OF THE
FUNDS OR ANY OTHER THIRD PARTIES.
--------------------------------------------------------------------------------

THE STANDARD & POOR'S 500 INDEX

         Widely regarded as the standard for measuring large-cap U.S. stock market performance, the S&P 500(R) Index includes a representative sample of leading U.S. companies in leading industries. The S&P 500(R) Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index with each stocks' weight in the index proportionate to its market value.

         The S&P(R) Target 24 Portfolio and the Target Managed VIP Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of Standard & Poor's Financial Services LLC ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to First Trust, the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio into consideration in determining, composing or calculating the S&P 500(R) Index. S&P is not responsible for and has not participated in the determination for the prices and amount of the S&P(R) Target 24 Portfolio or the Target Managed VIP Portfolio or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSION OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE VARIABLE ANNUITY POLICIES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500(R) INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         The Standard & Poor's 400 MidCap Index (S&P 400 MidCap Index) and the Standard & Poor's 600 SmallCap Index (S&P 600 SmallCap Index)

         The S&P MidCap 400 Index measures the performance of the mid-range sector of the U.S. stock market by choosing 400 domestic stocks on the basis of market capitalization, liquidity and industry group representation. The S&P 600 SmallCap Index measures the performance of the small-range sector of the U.S. stock market by choosing 600 domestic stocks chosen for market size, liquidity and industry group representation. The Target Focus Four Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of Standard & Poor's Financial Services LLC ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Target Focus Four Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Target Focus Four Portfolio or the ability of the S&P MidCap 400 Index and the S&P Small Cap 600 Index (together the "S&P Indices") to track general stock market performance. S&P's only relationship to First Trust is the licensing of certain trademarks and trade names of S&P and of the S&P Indices, which are determined, composed and calculated by S&P without regard to First Trust or the Target Focus Four Portfolio. S&P has no obligation to take the needs of First Trust or the owners of the Target Focus Four Portfolio into consideration in determining, composing or calculating the S&P Indices. S&P is not responsible for and has not participated in the determination for the prices and amount of the Target Focus Four Portfolio or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Target Focus Four Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Target Focus Four Portfolio.

                                 FUND MANAGEMENT

         The general supervision of the duties performed for each Fund under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Company, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for each Fund, choose the Company's officers and hire the Company's investment adviser. The officers of the Company manage its day-to-day operations and are responsible to the Company's Board of Trustees. The following is a list of the Trustees and officers of the Company and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 THE FIRST         TRUSTEESHIPS
                                                  TERM OF OFFICE                                 TRUST FUND        OR
                               POSITION AND       AND YEAR FIRST                                 COMPLEX           DIRECTORSHIPS
NAME, ADDRESS                  OFFICES WITH       ELECTED OR       PRINCIPAL OCCUPATIONS         OVERSEEN BY       HELD BY
AND DATE OF BIRTH              COMPANY            APPOINTED        DURING PAST 5 YEARS           TRUSTEE           TRUSTEE

Trustee who is an Interested
Person of the Company
----------------------------

James A. Bowen(1)              President,         o Indefinite     President, First              60 Portfolios     Trustee of
120 East Liberty Drive,        Chairman of the      term           Trust Advisors L.P.                             Wheaton
  Suite 400                    Board, Chief                        and First Trust                                 College
Wheaton, IL 60187              Executive                           Portfolios L.P.;
D.O.B.: 09/55                  Officer and        o 1999           Chairman of the Board
                               Trustee                             of Directors,
                                                                   BondWave LLC
                                                                   (Software Development
                                                                   Company/Broker-Dealer/Investment
                                                                   Adviser) and
                                                                   Stonebridge Advisors
                                                                   LLC (Investment
                                                                   Adviser)

Independent Trustees
--------------------

Richard E. Erickson            Trustee            o Indefinite     Physician; President,         60 Portfolios     None
c/o First Trust Advisors L.P.                       term           Wheaton Orthopedics;
120 East Liberty Drive,                                            Co-owner and
  Suite 400                                       o 2000           Co-director (January
Wheaton, IL 60187                                                  1996 to May 2007),
D.O.B: 04/51                                                       Sports Med Center for
                                                                   Fitness; Limited
                                                                   Partner, Gundersen
                                                                   Real Estate Limited
                                                                   Partnership; Member,
                                                                   Sportsmed LLC

Thomas R. Kadlec               Trustee            o Indefinite     Senior Vice President         60 Portfolios     Director of
c/o First Trust Advisors L.P.                       term           and Chief Financial                             ADM Investor
120 East Liberty Drive,                                            Officer (May 2007 to                            Services,
  Suite 400                                       o 2006           Present), Vice                                  Inc. and
Wheaton, IL 60187                                                  President and Chief                             Director of
D.O.B.: 11/57                                                      Financial Officer                               Archer
                                                                   (1990 to May 2007),                             Financial
                                                                   ADM Investor                                    Services, Inc.
                                                                   Services, Inc.
                                                                   (Futures Commission
                                                                   Merchant); President
                                                                   (May 2005 to Present), ADM
                                                                   Derivatives, Inc.; Registered
                                                                   Representative (2000
                                                                   to Present), Segerdahl &
                                                                   Company, Inc., a FINRA member
                                                                   (Broker-Dealer)


                                      -36-




                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 THE FIRST         TRUSTEESHIPS
                                                  TERM OF OFFICE                                 TRUST FUND        OR
                               POSITION AND       AND YEAR FIRST                                 COMPLEX           DIRECTORSHIPS
NAME, ADDRESS                  OFFICES WITH       ELECTED OR       PRINCIPAL OCCUPATIONS         OVERSEEN BY       HELD BY
AND DATE OF BIRTH              COMPANY            APPOINTED        DURING PAST 5 YEARS           TRUSTEE           TRUSTEE


Robert F. Keith                Trustee            o Indefinite     President (2003 to            60 Portfolios     None
c/o First Trust Advisors L.P.                       term           Present), Hibs
120 East Liberty Drive,                                            Enterprises
  Suite 400                                       o 2007           (Financial and
Wheaton, IL 60187                                                  Management Consulting);
D.O.B.: 11/56                                                      President (2001 to
                                                                   2003), Aramark Management
                                                                   Services L.P.;
                                                                   President and Chief
                                                                   Operating Officer (1998
                                                                   to 2003), ServiceMaster
                                                                   Management Services L.P.

Niel B. Nielson                Trustee            o Indefinite     President (June 2002          60 Portfolios     Director of
c/o First Trust Advisors L.P.                       term           to Present), Covenant                           Covenant
120 East Liberty Drive,                                            College                                         Transport Inc.
   Suite 400                                      o 2000
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Company
-----------------------

Mark R. Bradley                Treasurer,         o Indefinite     Chief Financial               N/A               N/A
120 East Liberty Drive,        Controller,          term           Officer, First Trust
  Suite 400                    Chief Financial                     Advisors L.P. and
Wheaton, IL 60187              Officer and        o 2000           First Trust
D.O.B.: 11/57                  Chief Accounting                    Portfolios L.P.;
                               Officer                             Chief Financial
                                                                   Officer, BondWave
                                                                   LLC (Software Development
                                                                   Company/Broker-Dealer/Investment
                                                                   Adviser) and Stonebridge
                                                                   Advisors LLC (Investment
                                                                   Adviser)

Susan M. Brix                  Assistant Vice     o Indefinite     Representative, First         N/A               N/A
120 East Liberty Drive,        President            term           Trust Portfolios
  Suite 400                                                        L.P.; Assistant
Wheaton, IL 60187                                 o 2000           Portfolio Manager,
D.O.B.: 01/60                                                      First Trust Advisors L.P.


                                      -37-




                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS IN     OTHER
                                                                                                 THE FIRST         TRUSTEESHIPS
                                                  TERM OF OFFICE                                 TRUST FUND        OR
                               POSITION AND       AND YEAR FIRST                                 COMPLEX           DIRECTORSHIPS
NAME, ADDRESS                  OFFICES WITH       ELECTED OR       PRINCIPAL OCCUPATIONS         OVERSEEN BY       HELD BY
AND DATE OF BIRTH              COMPANY            APPOINTED        DURING PAST 5 YEARS           TRUSTEE           TRUSTEE

James M. Dykas                 Assistant          o Indefinite     Senior Vice President         N/A               N/A
120 East Liberty Drive,        Treasurer            term           (April 2007 to Present),
  Suite 400                                                        Vice President (January
Wheaton, IL 60187                                 o 2005           2005 to April 2007),
D.O.B.: 01/66                                                      First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.;
                                                                   Executive Director
                                                                   (December 2002 to
                                                                   January 2005), Vice
                                                                   President (December
                                                                   2000 to December
                                                                   2002), Van Kampen
                                                                   Asset Management and
                                                                   Morgan Stanley
                                                                   Investment Management

W. Scott Jardine               Secretary and      o Indefinite     General Counsel,              N/A               N/A
120 East Liberty Drive,        Chief Compliance     term           First Trust Advisors
  Suite 400                    Officer ("CCO")                     L.P. and First Trust
Wheaton, IL 60187                                 o Secretary      Portfolios L.P.;
D.O.B.: 05/60                                       since 2000     Secretary, BondWave
                                                    and CCO        LLC (Software
                                                    since 2004     Development Company/
                                                                   Broker-Dealer/Investment
                                                                   Adviser) and Stonebridge Advisors
                                                                   LLC (Investment Adviser)

Daniel J. Lindquist            Vice President     o Indefinite     Senior Vice President         N/A               N/A
120 East Liberty Drive,                             term           (September 2005 to
  Suite 400                                                        Present), Vice
Wheaton, IL 60187                                 o 2005           President (April 2004
D.O.B.: 02/70                                                      to September 2005),
                                                                   First Trust Advisors
                                                                   L.P. and First Trust
                                                                   Portfolios L.P.
                                                                   Assistant Vice

Coleen D. Lynch                Assistant Vice     o Indefinite     President (January            N/A               N/A
120 East Liberty Drive,        President            term           2008 to Present),
  Suite 400                                                        First Trust Advisors
Wheaton, IL 60187                                 o 2008           L.P. and First Trust
D.O.B.: 07/58                                                      Portfolios L.P.; Vice
                                                                   President (May 1998
                                                                   to January 2008), Van
                                                                   Kampen Asset
                                                                   Management and Morgan
                                                                   Stanley Investment
                                                                   Management

Kristi A. Maher                Assistant          o Indefinite     Deputy General                N/A               N/A
120 East Liberty Drive,        Secretary            term           Counsel (May 2007 to
  Suite 400                                                        Present), Assistant
Wheaton, IL 60187                                 o 2004           General Counsel
D.O.B.: 12/66                                                      (March 2004 to May
                                                                   2007), First Trust
                                                                   Advisors L.P. and
                                                                   First Trust Portfolios L.P.

Roger F. Testin                Vice President     o Indefinite     Senior Vice                   N/A               N/A
120 East Liberty Drive,                             term           President, First
  Suite 400                                                        Trust Advisors L.P.
Wheaton, IL 60187                                 o 2001           and First Trust
D.O.B: 06/66                                                       Portfolios L.P.

--------------------


                                      -38-




(1) Mr. Bowen is deemed an "interested person" of the Company due to his position as President of First Trust, investment adviser of the Funds.

         Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are trustees of one open-end mutual fund with eight portfolios (the Company), 14 closed-end funds and three exchange-traded fund trusts with 38 portfolios (collectively, the "First Trust Fund Complex"). None of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios L.P. ("First Trust Portfolios") or their affiliates. In addition, Mr. Bowen and the other officers of the Company (other than Susan M. Brix and Roger Testin) hold the same positions with the funds in the First Trust Fund Complex as they hold with the Company. Susan M. Brix is not an officer of any other fund in the First Trust Fund Complex other than the Company. Roger Testin is an officer of First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund and is not an officer of any other fund (other than the Company) in the First Trust Fund Complex.

TRUSTEE COMPENSATION AND BENEFICIAL OWNERSHIP

         Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust of the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with board or committee meetings.

         Additionally, for all the trusts in the First Trust Fund Complex, effective January 1, 2008, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The chairmen and the Lead Trustee will serve two years before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

         The Board of Trustees of the Company held eight meetings during the fiscal year ended December 31, 2008. All of the Trustees attended all of the meetings of the Board of Trustees of the Company for the fiscal year ended December 31, 2008.

         The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Company and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended December 31, 2008. The Company has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Company.

                                                       TOTAL COMPENSATION
                              TOTAL COMPENSATION    FROM THE FIRST TRUST FUND
 NAME OF TRUSTEE                FROM COMPANY(1)            COMPLEX(2)
 Richard E. Erickson........        $10,000                 $180,000
 Thomas R. Kadlec...........        $9,583                  $172,500
 Niel B. Nielson............        $9,990                  $177,297
 Robert F. Keith............        $9,722                  $175,000

--------------------------
(1) The compensation paid by the Company to the Independent Trustees for the fiscal year ended December 31, 2008 for services to each Fund of the Company.

(2) The total compensation paid to the Independent Trustees for the fiscal year ended December 31, 2008 for services to the eight portfolios of the Company, 14 closed-end funds and 38 series of First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II and First Trust Exchange-Traded AlphaDEX(R) Fund, all advised by First Trust.

         The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in all funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2008:

                                                     AGGREGATE DOLLAR RANGE
                                                  OF EQUITY SECURITIES IN ALL
                           DOLLAR RANGE OF      REGISTERED INVESTMENT COMPANIES
                          EQUITY SECURITIES         OVERSEEN BY TRUSTEE IN
NAME OF TRUSTEE              IN THE FUNDS        THE FIRST TRUST FUND COMPLEX

Interested Trustee:
James A. Bowen                    $0                      Over $100,000
                                                         (15,250 shares)
Independent Trustees:
Richard E. Erickson               $0                    $50,001-$100,000
                                                         (8,014 shares)
Thomas R. Kadlec                  $0                      Over $100,000
                                                         (10,249 shares)
Robert F. Keith                   $0                    $50,001-$100,000
                                                         (7,580 shares)
Niel B. Nielson                   $0                     $10,001-$50,000
                                                         (4,392 shares)

         As of December 31, 2008, the Independent Trustees and immediate family members do not own beneficially or of record any class of securities of the investment adviser or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

STANDING COMMITTEES

         The Board of Trustees of the Company has four standing committees: the Executive Committee, the Audit Committee, the Valuation Committee and the Nominating and Governance Committee.

         The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Company's Declaration of Trust and By-laws. Messrs. Bowen and Erickson are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended December 31, 2008.

         The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing the Funds' independent auditors (subject also to Board approval). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the fiscal year ended December 31, 2008, the Audit Committee held nine meetings.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson serve on the Valuation Committee. The Valuation Committee held four meetings during the fiscal year ended December 31, 2008.

         The Nominating and Governance Committee is responsible for overseeing matters related to the nomination of non-interested persons to the Company's Board of Trustees, and as necessary, the corporate governance of the Company. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including interest holders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including interest holders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, interest holders of the Fund shall mail such recommendation to W. Scott Jardine at the Company's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendations shall include the following information:
(a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund interest holder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Fund, as such term is defined in the 1940 Act, as amended, and such other information that may be considered to impair the candidate's independence and (e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations at which point they may be considered for nomination. Messrs. Erickson, Kadlec, Keith and Nielson serve on the Nominating and Governance Committee. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2008.

                                 CODE OF ETHICS

         To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Company, First Trust and First Trust Portfolios have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes are on public file with, and are available from, the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES

         The Company has adopted a proxy voting policy that seeks to ensure that proxies for securities held by each Fund are voted consistently and solely in the best economic interests of the Fund.

         A senior officer of First Trust is responsible for oversight of the Fund's proxy voting process. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews the ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Fund. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

         First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

         Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, on the Fund's website at www.ftportfolios.com, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         As of December 31, 2008, Account B, 1 Corporate Drive, Shelton, CT 06484, owned all shares of the Company. As a result, Account B is considered to control the Funds. Due to such control, Account B may have the ability to affect the outcome of any item voted on by the Funds. To the extent required by applicable law, Prudential will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by Prudential in accordance with voting instructions received from such variable annuity policy owners. Prudential will vote all of the Interests which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.

         As of December 31, 2008, the Trustees and officers of the Company did not own any Interests.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment adviser to the Funds. As investment adviser, First Trust provides the Funds with professional investment supervision and management and permits any of its officers or employees to serve without compensation as Trustees or officers of the Company if elected to such positions. First Trust provides each Fund with discretionary investment services and certain other services necessary with the management of the portfolios. Specifically, First Trust is responsible for supervising and directing the investments of each Fund in accordance with each Fund's investment objective, program, and restrictions as provided in the prospectus and this Statement of Additional Information. First Trust is responsible for effecting all security transactions on behalf of each Fund. First Trust is also responsible for compliance with the provisions of the Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts).

         First Trust is an Illinois limited partnership formed in 1991 and an investment adviser registered with the SEC under the Investment Advisers Act of 1940. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust is controlled by Grace Partners and The Charger Corporation.

         First Trust is also adviser to 14 closed-end funds and 38 exchange-traded funds and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios, which are substantially similar to the Funds in that they have the same investment objectives and strategies as the various Funds but have a finite life. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities.

         First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Trust (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA.

         First Trust acts as investment adviser to the Funds pursuant to an Investment Advisory and Management Agreement. The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the Trustees including a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Company, or the interest holders of each Fund. It may be terminated at any time upon 60 days notice by either party, or by a majority vote of the outstanding Interests of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that First Trust, its partners, directors, officers, employees, and certain other persons performing specific functions for a Fund will only be liable to a Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties under the agreement. As compensation for its services, each Fund pays First Trust a fee as described in the prospectus. Provisions regarding expense limitations are described in the prospectus.

         Each Fund paid the following advisory fees to First Trust and First Trust waived and reimbursed the amounts set forth below for the periods specified. First Trust has entered into an agreement with the Company that allows First Trust to recover from the Funds any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Fund is less than such Fund's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. The amount of restitution paid for each of the periods specified is provided below:

Fiscal Year Ended 12/31/2006

                                   ADVISORY FEES
                                   AFTER WAIVERS/
FUND NAME                          REIMBURSEMENTS     WAIVERS         REIMBURSEMENTS     RESTITUTION

Target Managed VIP Portfolio       $1,123,265               -              -             $22,423
DART 10 Portfolio                     110,583               -              -               2,426
Dow(R) Dividend Portfolio             495,448               -              -              12,332
Global Target Portfolio               409,480               -              -              41,021
S&P(R) Target Portfolio                84,473         $14,063              -                   -
NASDAQ(R) Target Portfolio             16,091          24,970              -                   -
Target Focus Four Portfolio            11,898          26,395              -                   -
Value Line(R) Target Portfolio        292,190               -              -               7,793


Fiscal Year Ended 12/31/2007

                                   ADVISORY FEES
                                   AFTER WAIVERS/
FUND NAME                          REIMBURSEMENTS     WAIVERS         REIMBURSEMENTS     RESTITUTION

Target Managed VIP Portfolio       $1,136,286               -                -                 -
DART 10 Portfolio                     110,387         $18,107                -                 -
Dow(R) Dividend Portfolio             570,530               -                -                 -
Global Target Portfolio               971,823               -                -                 -
S&P(R) Target Portfolio                81,087          13,114                -                 -
NASDAQ(R) Target Portfolio             28,019          26,812                -                 -
Target Focus Four Portfolio             2,415          31,897                -                 -
Value Line(R) Target Portfolio        251,765               -                -                 -


         Fiscal Year Ended 12/31/2008

                                   ADVISORY FEES
                                   AFTER WAIVERS/
FUND NAME                          REIMBURSEMENTS     WAIVERS         REIMBURSEMENTS     RESTITUTION

Target Managed VIP Portfolio       $  479,928         $30,984                -                 -
DART 10 Portfolio                      26,557          34,027                -                 -
Dow(R) Dividend Portfolio             270,209             180                -                 -
Global Target Portfolio               499,976          53,187                -                 -
S&P(R) Target Portfolio               $24,410          37,227                -                 -
NASDAQ(R) Target Portfolio                  -          36,498          $ 3,401                 -
Target Focus Four Portfolio                 -          54,188           89,975                 -
Value Line(R) Target Portfolio        173,878          12,577                -                 -

INVESTMENT COMMITTEE

         The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Fund's portfolios. There are currently five members of the Investment Committee, as follows:

                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS

Daniel J. Lindquist             Senior Vice President       Since 2004               Senior Vice President, First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P.
                                                                                     (September 2005 to Present);
                                                                                     Vice President, First Trust
                                                                                     and First Trust Portfolios
                                                                                     L.P. (April 2004 to September
                                                                                     2005)


                                      -45-




                                POSITION WITH               LENGTH OF SERVICE        PRINCIPAL OCCUPATION
NAME                            FIRST TRUST                 WITH FIRST TRUST         DURING PAST FIVE YEARS

Robert F. Carey                 Chief Investment Officer    Since 1991               Chief Investment Officer and
                                and Senior Vice President                            Senior Vice President, First
                                                                                     Trust; Senior Vice President,
                                                                                     First Trust Portfolios L.P.

Jon C. Erickson                 Senior Vice President       Since 1994               Senior Vice President, First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P.

David G. McGarel                Senior Vice President       Since 1997               Senior Vice President, First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P.

Roger F. Testin                 Senior Vice President       Since 2001               Senior Vice President, First
                                                                                     Trust and First Trust
                                                                                     Portfolios L.P.

         Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies. Furthermore, Mr. Lindquist is the Chairman of the First Trust Execution Committee.

         David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

         Jon C. Erickson: As the head of the First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

         Roger F. Testin: As the head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' portfolios.

         Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

COMPENSATION

         The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as Fund performance or the value of assets included in the Fund's portfolios. In addition, Mr. Carey, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

         The Investment Committee manages other investment vehicles and accounts in addition to the Company. The number of such accounts and total assets (excluding the Company), as of December 31, 2008, set forth in the following table:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE
                            (AS OF DECEMBER 31, 2008)

INVESTMENT COMMITTEE         REGISTERED INVESTMENT       OTHER POOLED              OTHER ACCOUNTS NUMBER OF
MEMBER                       COMPANIES                   INVESTMENT VEHICLES       ACCOUNTS
                             NUMBER OF ACCOUNTS          NUMBER OF ACCOUNTS        ($ ASSETS)
                             ($ ASSETS)                  ($ ASSETS)

Robert F. Carey              56 ($2,524,064,484)         6 ($304,110,565)          4,631 ($750,232,382)

Roger F. Testin              56 ($2,524,064,484)         6 ($304,110,565)          4,631 ($750,232,382)

Jon C. Erickson              56 ($2,524,064,484)         6 ($304,110,565)          4,631 ($750,232,382)

David G. McGarel             56 ($2,524,064,484)         6 ($304,110,565)          4,631 ($750,232,382)

Daniel J. Lindquist          56 ($2,524,064,484)         6 ($304,110,565)          4,631 ($750,232,382)

         None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategies of many of the Funds and other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee. None of the members of the Investment Committee own Interests in the Funds.

DISTRIBUTOR

         First Trust Portfolios, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, serves as the principal underwriter of the Interests of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Funds (the "Distribution Agreement"). First Trust Portfolios is affiliated with First Trust. The officers of the Company described as being associated with First Trust and First Trust Portfolios are affiliated persons of both the Company and First Trust Portfolios. Pursuant to the Distribution Agreement, the Fund appointed First Trust Portfolios to be its agent for the distribution of the Funds' interests on a continuous offering basis. First Trust Portfolios sells interests of the Funds to Account B. Pursuant to the Distribution Agreement, First Trust Portfolios, at its own expense, finances certain activities incident to the sale and distribution of the Interests of the Funds, including printing and distribution of prospectus and statement of additional information to other than existing interest holders and the printing and distributing of sales literature and advertising. First Trust Portfolios does not receive underwriting commissions for its sale of Interests of the Funds, but does receive compensation pursuant to a Rule 12b-1 plan adopted by the Fund and described herein under "12b-1 Plan."

ADMINISTRATOR

         Each Fund pays an administration fee as set forth in the prospectus to cover expenses incurred by Prudential in connection with the administration of the Funds, Account B and the Policies. First Trust also pays an additional administrative fee to Prudential for the Funds as set forth in the Funds' prospectus. The services provided by Prudential shall include, among others, the following: (i) coordinating matters relating to the operation of Account B with the Funds, including any necessary coordination with the custodian, transfer agent, dividend disbursing agent, recordkeeping agent, accountants, attorneys, and other parties performing services or operational functions for the Funds;
(ii) coordinating the preparation of the necessary documents with the SEC and other federal and state regulatory authorities as may be required; (iii) taking such other action as may be required by applicable law with respect to the foregoing, including without limitation the rules and regulations of the SEC and of state insurance authorities and other regulatory agencies; and (iv) coordinating with First Trust regarding investment limitations and parameters imposed on funding vehicles for variable annuities by the insurance laws of the various states and by the Code. For the periods specified, each Fund paid the following to Prudential:

                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND NAME                           12/31/2006           12/31/2007           12/31/2008

Target Managed VIP Portfolio           $561,633             $567,905             $255,694
DART 10 Portfolio                        55,292               64,152               30,387
Dow(R) Dividend Portfolio               247,724              284,977              135,483
Global Target Portfolio                 204,740              485,863              276,629
S&P(R) Target Portfolio                  49,268               47,096               30,823
NASDAQ(R) Target Portfolio               20,530               27,465               18,200
Target Focus Four Portfolio              19,147               17,297               26,952
Value Line(R) Target Portfolio          146,095              125,950               93,160

         Prudential also makes its officers and employees available to the Trustees and officers of the Company for consultation and discussions regarding the operations of Account B and the Policies in connection with the administration of the Funds and services provided to the Funds.

TRANSFER AGENT

         PNC Global Investment Servicing (U.S.) Inc. ("PNC"), formerly known as PFPC Inc., with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Funds pursuant to an Amended and Restated Transfer Agency Agreement dated December 15, 2003 (the "Transfer Agency Agreement"). Under the Transfer Agency Agreement, PNC maintains member registrations; performs services relating to member trading activity; and provides purchase and redemption services in accordance with instruction from the Company.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

         PNC also serves as the Company's administrator and fund accounting agent pursuant to an Amended and Restated Administration and Accounting Services Agreement dated as of December 15, 2003 (the "Administration Agreement"). PNC has agreed to furnish to the Company statistical and research data, clerical, accounting and bookkeeping services, and certain other services required. In addition, PNC has agreed to prepare and file various reports with appropriate regulatory agencies. The Administration Agreement provides that PNC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PNC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. The Administration Agreement provides that PNC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder. The fees paid to PNC for its services pursuant to the Administration Agreement are as follows:

                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND NAME                           12/31/2006           12/31/2007           12/31/2008
Target Managed VIP Portfolio           $151,641            $153,334              $69,037
DART 10 Portfolio                        14,929              17,321                8,204
Dow(R) Dividend Portfolio                66,885              76,944               36,580
Global Target Portfolio                  55,280             131,183               74,690
S&P(R) Target Portfolio                  13,302              12,716                8,322
NASDAQ(R) Target Portfolio                5,543               7,415                4,914
Target Focus Four Portfolio               5,170               4,670                7,277
Value Line(R) Target Portfolio           39,446              34,006               25,153

CUSTODIAN

         The custodian has custody of all securities and cash of the Company maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds. PFPC Trust Company, which will be renamed PNC Trust Company effective June 7, 2010, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, PA 19153, acts as custodian for each Fund.

         Pursuant to a letter agreement, the Company has agreed to pay PFPC Trust Company fees for services provided under the Custodian Agreement dated December 1, 2003. PFPC Trust Company receives a monthly fee of 0.01% of each Fund's average gross assets plus transactions charges and out-of-pocket and other charges. The minimum monthly fee is $333 for each Fund, exclusive of transaction charges and out-of-pocket and other charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The Funds' independent registered public accounting firm, Deloitte & Touche LLP ("Deloitte"), 111 South Wacker Drive, Chicago, Illinois 60606, audits each Fund's financial statements and performs other related audit services. Ernst & Young LLP ("E&Y"), 200 Clarendon Street, Boston, Massachusetts 02116, served as the Company's independent registered public accounting firm for the fiscal years ended December 31, 1999 through December 31, 2006. E&Y audited each Fund's financial statements and performed other related audit services.

                                 RULE 12B-1 PLAN

         The Company has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of the Funds will be subject to an annual service fee. The Company has adopted the Plan to encourage Prudential to provide services to owners of interests of the Funds and to promote future sales of the Funds.

         First Trust Portfolios serves as selling agent and distributor of the Interests of the Funds. In this capacity, First Trust Portfolios manages the offering of the Funds' Interests and is responsible for all sales and promotional activities. In order to compensate First Trust Portfolios for its costs in connection with these activities, each Fund has adopted a service plan under Rule 12b-1 under the 1940 Act. First Trust Portfolios uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owners' accounts, supplying information to policy owners, delivering fund materials to policy owners, answering inquiries, and providing other personal services to policy owners. Each Fund may spend up to .25 of 1% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate First Trust Portfolios for expenses incurred in connection with the sale and distribution of a Fund's Interests including, without limitation, compensation of its sales force, expenses of printing and distributing prospectus to persons other than interest holders or policy owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Interests holders and policy owners used in connection with the sale of a Fund's Interests, certain other expenses associated with the distribution of Interests of the Funds, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

         On May 1, 2003, payments under the Plan were suspended for all of the Funds, except the Target Focus Four Portfolio. On May 1, 2004, payments under the Plan were resumed for the Target Managed VIP Portfolio, the DART 10 Portfolio, the Dow(R) Dividend Portfolio, the Global Target Portfolio, the S&P(R) Target Portfolio, the NASDAQ(R) Target Portfolio and the Value Line(R)

Target Portfolio. For the fiscal year ended December 31, 2008, each Fund paid the following amount under the Plan: Target Managed VIP Portfolio $212,880; DART 10 Portfolio $25,243; Dow(R) Dividend Portfolio $112,662; Global Target Portfolio $230,485; S&P(R) Target Portfolio $25,682; NASDAQ(R) Target Portfolio $15,207; Target Focus Four Portfolio $22,578; and Value Line(R) Target Portfolio $77,689. For the fiscal year ended December 31, 2008, all 12b-1 fees paid during the period were paid to Prudential for providing account services. As a result, none of the 12b-1 service fee was paid for: advertising, printing, and mailing of prospectus to other than current interest holders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, interest, carrying, or other financing charges and any other charges.

         Under the Company's Plan, the Company will report quarterly to the Board of Trustees for its review all amounts expended under the Plan. The Plan may be terminated at any time with respect to any Fund, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such Fund. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under the applicable law, that there is a reasonable likelihood that the Plan will benefit a Fund and its interest holders. The Plan may not be amended to increase materially the cost which a Fund may bear under the Plan without the approval of the interest holders of the affected Fund, and any other material amendments of the Plan must be approved by the Independent Trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the Independent Trustees of the Company will be committed to the discretion of the Independent Trustees then in office.

                              BROKERAGE ALLOCATIONS

         First Trust is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of policies.

         Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include: (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

         Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Company. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Advisory and Management Agreement provides that such higher commissions will not be paid by the Funds unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Advisory and Management Agreement would not be reduced as a result of receipt by First Trust of research services.

         First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effects their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with a Fund. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

         Each Fund paid the following amounts in aggregate brokerage commissions for the specified periods:

                                     FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
 FUND NAME                           12/31/2006             12/31/2007             12/31/2008
 Target Managed VIP Portfolio        $275,483               $299,214               $299,307
 DART 10 Portfolio                     30,866                 36,479                 19,785
 Dow(R)  Dividend Portfolio           149,665                132,794                284,322
 Global Target Portfolio              268,079                470,063                431,031
 S&P(R) Target Portfolio               21,895                 23,669                 26,193
 NASDAQ(R) Target Portfolio             8,408                 21,900                 14,836
 Target Focus Four Portfolio           10,455                 17,497                 54,742
 Value Line(R) Target Portfolio        96,635                 74,275                 52,392

         The commissions paid by the Dow(R) Dividend Portfolio for the year ended December 31, 2008 were $151,528 more than for the year ended December 31, 2007. The commissions paid by the Target Focus Four Portfolio for the year ended December 31, 2007 were $37,245 more than for the year ended December 31, 2008. These differences are primarily due to increased trading activity caused by market conditions and redemptions.

                              MARKET TIMING POLICY

         The Funds have adopted a market timing/frequent trading policy (the "Market Timing Policy"). Market timing may be generally described as the practice of frequently buying and selling investment company shares in order to take advantage of a perceived arbitrage opportunity. Most often the practice has involved funds that invest principally in non-U.S. securities. Market timing can have negative consequences for long-term investors in the Funds. First of all, the practice has the effect of "siphoning" a portion of the fund's gains and effectively diluting the returns to long-term investors. Additionally, if such activity occurs frequently and involves large amounts it will affect how the portfolio manager manages the fund (likely forcing the manager to hold a larger portion of the fund's assets in cash or otherwise interfering with the efficient management of the portfolio). The practice would also likely have the effect of increasing transaction costs, which would be borne by all investors. All interests of the Funds are issued to, and redeemed from, Prudential Variable Account B. Furthermore, such sales and redemptions are affected only in response to purchases and redemptions of the related variable annuity sub-accounts sold by Prudential to their policyholders or transfers among the sub-accounts. Therefore, the Funds' risk of exposure to market timing is limited to such attempts as might be made through the sub-accounts.

         Due to the fact that all interests of a Fund are issued to, and redeemed from, Prudential Variable Account B, it is difficult for a Fund to monitor trading by a particular investor. However, First Trust Portfolios has entered into an agreement with Prudential that permits the Funds, or their designee, to receive certain identity and transaction information and requires

Prudential to restrict or prohibit certain future purchases or exchanges by shareholders in certain circumstances. In addition, the Funds will rely on Prudential to adopt policies and procedures with respect to transfers into and out of the sub-accounts. The Funds have reviewed the market timing policies and procedures of Prudential and have determined that such policies are reasonably designed to prevent or detect market timing activity. In addition, First Trust's portfolio management personnel will monitor activity within each Fund's portfolio and will report any unusual activity to the Company's Chief Compliance Officer.

                POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

         The Company has adopted a policy regarding the disclosure of portfolio holdings (the "Disclosure Policy"). The purpose of the Disclosure Policy is to outline the Funds' policies and procedures with respect to the disclosure of portfolio holdings in order to comply with SEC requirements.

         Except as provided below, no listing of the portfolio holdings of any Fund shall be provided to any person, including any investor of a Fund, until such time as the portfolio holdings have been filed with the SEC on Form N-Q or Form N-CSR, as applicable, and posted on the Fund's website.

         Any person, including any investor of a Fund that requests a listing of a Fund's portfolio holdings, shall be provided with the portfolio holdings list most recently made publicly available pursuant to this Disclosure Policy (and/or portfolio holdings as of earlier periods that previously have been made publicly available, if requested).

         Neither the Funds, their investment adviser nor any other party shall receive any compensation whatsoever in connection with the disclosure of information about a Fund's portfolio securities. The Funds may release certain nonpublic portfolio information to selected parties if (i) the Company's Chief Compliance Officer determines such disclosure in consistent with a legitimate business purpose of the Funds; and (ii) the recipient is subject to a duty of confidentiality with respect to the information, including a duty not to trade on the non-public information. In this connection, portfolio holdings information will be disclosed on an ongoing basis in the normal course of investment and administrative operations to service providers, which, to the best of the Company's knowledge, include proxy voting services (including ISS), fund accountants and custodians, as well as their financial printers and mailing service (including PNC, PFPC Trust Company, GComm, Fitzgerald Marketing Communications and Broadridge Financial Solutions, Inc.), performance attribution vendors (including Factset Research Systems), tracking agencies (including Lipper, Inc., Morningstar, Inc., Standard & Poor's and Thomson Financial), accounting and auditing services (including Deloitte) and legal counsel to the Funds, the Independent Trustees or investment adviser (including Vedder Price P.C. and Chapman and Cutler LLP). All such third parties shall be bound by a Code of Ethics or similar insider trading policy or confidentiality agreement prohibiting their use of any portfolio holdings information in an improper manner.

         The Disclosure Policy will be monitored by the Company's Chief Compliance Officer. Any violations of the Disclosure Policy will be reported by the Company's Chief Compliance Officer to the Company's Board of Trustees at the next regularly scheduled board meeting.

         These procedures were designed to ensure that disclosure of information about portfolio securities is in the best interests of Fund interest holders, including the procedures to address conflicts between the interests of Fund interest holders, on the one hand, and those of a Fund's investment adviser; principal underwriter; or any affiliated person of a Fund, its investment advisor, or its principal underwriter, on the other.

                   VOTING RIGHTS AND GENERAL FUND INFORMATION

         Interest holders are entitled to one vote for each interest held. Interest holders may vote on the election of Trustees and on other matters submitted to meetings of interest holders. In regard to certain matters including termination, merger, or a change of fundamental policies, the right to vote is limited to the holders of Interests of the particular Fund affected by the proposal.

         To the extent required by applicable law, Prudential will solicit voting instructions from owners of variable annuity Policies. All Interests in each Fund will be voted by Prudential in accordance with voting instructions received from such variable annuity policy owners. Prudential will vote all of the Interests, which it is entitled to vote in the same proportion as the voting instructions given by variable annuity policy owners, on the issues presented.

         Each issued and outstanding Interest in a Fund is entitled to participate equally in dividends and distributions, if any, declared by its corresponding Fund, and in the net assets of the Fund remaining upon liquidation or dissolution after outstanding liabilities are satisfied. The Interests of each Fund, when issued, are fully paid and non-assessable. They have no preemptive, conversion, cumulative dividend or similar rights. A Fund can only be owned by Account B. Interests in a Fund do not have cumulative rights. This means that owners of more than half of the Company's Interests voting for election of Trustees can elect all the Trustees if they so choose. Then, the remaining interest owners would not be able to elect any Trustees.

         The Board of Trustees has the right to establish additional series in the future, to change Fund series and to determine the preferences, voting powers, rights and privileges thereof.

         The Funds are not required and do not intend to hold annual meetings of interest holders. Interest holders owning more than 10% of the outstanding interests of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

                 PURCHASES, REDEMPTIONS AND PRICING OF INTERESTS

         Account B will purchase Interests of the Funds at their net asset value. Interests are purchased using premiums received on Policies issued by Account B. Account B is funded by Interests of the Company.

         All investments in the Company are credited to the Interest holder's account in the form of full and fractional Interests of the designated Fund (rounded to the nearest 1/1000 of an Interest). The Company does not issue Interest certificates.

         As stated in the prospectus, the net asset value ("NAV") of a Fund's Interests is determined once each day the New York Stock Exchange (the "NYSE") is open at the close of the regular trading session on the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). The NAV of a Fund's Interests is not determined on days when the NYSE is closed. The NYSE holidays are generally: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

         The per interest NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Interests outstanding. A Fund's NAV may not be calculated on days during which the Fund receives no orders to purchase Interests and no Interests are tendered for redemption. In determining NAV, portfolio securities for each Fund for which accurate market quotations are readily available will be valued by the fund accounting agent as follows:

                   (1) Common stocks and other equity securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such days or no official closing price in the case of securities traded on the NASDAQ or the AIM, securities are valued at the mean of the most recent bid and ask price on such day.

                   (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

                   (3) Exchange traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. Over-the-counter options and Futures Contracts will be valued at their closing bid prices.

                   (4) Forward non-U.S. currency exchange contracts which are traded in the United States on regulated exchanges, will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

         In addition, the following types of securities will be valued as follows:

                   (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

                   (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

                   (3) Repurchase agreements will be valued as follows:
         Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by the Pricing Committee of First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

                   (4) Structured Products, including currency-linked notes, credit-linked notes and other similar instruments, will be valued by the Fund accounting agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular structured product and the market rates for similar transactions, the structured product will be valued at its exit price.

                   (5) Interest rate swaps and credit default swaps will be valued by the Fund accounting agent using a pricing service or quotes provided by the selling dealer or financial institution. When price quotes are not available, fair market value is based on prices of comparable securities. Absent a material difference between the exit price for a particular swap and the market rates for similar transactions, the swap will be valued at its exit price.

         The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by the First Trust Pricing Committee pursuant to procedures adopted by the Board of Trustees in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

         Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. All assets denominated in non-U.S. currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

         Securities that may not be able to be priced by pre-established pricing methods may be valued by the Board of Trustees or First Trust at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board of Trustees and in accordance with the provisions of the 1940 Act. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of fund NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and, a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount, which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

         The Company may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

TAX STATUS

         The Company is not a "regulated investment company" under Subchapter M of the Code. The Company does not pay federal income tax on its interest, dividend income or capital gains, because as a limited liability company whose Interests are sold only to Account B, the Company is disregarded as an entity for purposes of federal income taxation, assuming that the Company meets the diversification requirements of Section 817 of the Code. Prudential, through Account B, is treated as owning the assets of the Company, which are the collective assets of the Funds, directly and its tax obligations thereon are computed pursuant to Subchapter L of the Code (which governs the taxation of insurance companies). Tax disclosure relating to the variable annuity Policies that offer the Company as an investment alternative is contained in the prospectus for those Policies.

         Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that hold assets purchased under contracts such as the variable annuity Policies (that is, the assets of the Funds). Failure to satisfy those standards at any time would result in imposition of Federal income tax on a variable annuity policy owner with respect to the increase in the value of the variable annuity policy. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity Policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of the value of those assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

         The Treasury Regulations amplify the diversification standards set forth in Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified only if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

         Each Fund will be managed with the intention of complying with these requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

                                   PERFORMANCE

         A Fund may quote its total return and yield in reports to interest holders, sales literature, and advertisements. These performance measures are described below. Performance advertised for a Fund may or may not reflect the effect of any charges that are imposed under a variable annuity policy that is funded by the Company. Such charges, described in the variable annuity prospectus, will have the effect of reducing a Fund's performance. Standardized average annual total return and non-standardized total return measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of a Fund. Yield is a measure of the net investment income per interest earned over a specific one month or 30-day period expressed as a percentage of the net asset value.

         A Fund's standardized average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The standardized average annual total return for a Fund for a specific period is found by first taking a hypothetical $1,000 investment ("initial investment") in the Fund's interests on the first day of the period, adjusting to deduct the applicable charges, if any, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at NAV on the reinvestment dates during the period.

         The standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. The standardized average annual total return will be based on rolling calendar quarters and will cover at least periods of one, five and ten years, or a period covering the time the Fund has been in existence, if it has not been in existence for one of the prescribed periods.

         Non-standardized total return may also be advertised. The non-standardized total return is not subject to a prescribed formula. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Non-standardized total return for a specific period is calculated by first taking an investment ("initial investment") in the Fund's interests on the first day of the period and computing the "end value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Non-standardized total return may also be shown as the increased dollar value of the hypothetical investment over the period.

         Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and is not intended to indicate future performance.

         The yield for a Fund is computed in accordance with a standardized method prescribed by the rules of the SEC. Under that method, yield is computed by dividing the net investment income per interest earned during the specified one month or 30-day period by the offering price per interest on the last day of the period, according to the following formula:

                  Yield = 2[((a - b/cd) + 1)(6) - 1]

Where:

         a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursements);
         c = the average daily number of interests outstanding during the period that were entitled to receive dividends; and d = the offering price (net asset value) per interest on the last day of the period.

         In computing the yield, a Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that a Fund uses to prepare annual and interim financial statements in accordance with generally accepted accounting principles.

         A Fund's performance quotations are based upon historical results and are not necessarily representative of future performance. A Fund's interests are sold at NAV. Returns and NAV will fluctuate. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Interests of a Fund are redeemable at the then current net asset value, which may be more or less than original cost. The performance of the Funds may be compared to the performance of other mutual funds, mutual fund indices or annuity indices with similar objectives and policies as reported by various sources, including Lipper, Inc. ("Lipper") and CDA Investment Technologies, Inc. ("CDA"). Lipper and CDA performance calculations are based upon changes in net asset value with all dividends reinvested and do not include the effect of any sales charges. A Fund's performance may also be compared to that of the Consumer Price Index or various unmanaged stock and bond indices including, but not limited to, Salomon Brothers Broad Investment Grade Index, Barclays Capital High Yield Index, Barclays Capital Aggregate Bond Index, Barclays Capital Intermediate Government/Corporate Bond Index, Salomon Brothers Treasury Index, S&P MidCap 400 Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Europe and Australia, Far East Equity Index, Russell 1000 Integrated Oil Index, Russell 1000 Other Energy Index, Russell 1000 Financial Services Index, Russell 1000 Healthcare Index, Russell 1000 Technology Index, Russell 2000 Index, Russell 3000 Index, Russell MidCap Index, Dow Jones Industrial Average, Hang Seng Index, Ibbotson Small Cap Index, NASDAQ Composite Index, Financial Times, S&P 500 Index, MSCI World Index and NASDAQ-100 Index. There are differences and similarities between the investments, which a Fund may purchase, and the investments by the market indicators.

         From time to time, a Fund also may quote information from publications including, but not limited to, the following: Morningstar, Inc., The Wall Street Journal, Money Magazine, Forbes, Barron's, The New York Times, USA Today, Institutional Investor and Registered Representative. Also, investors may want to compare the historical returns of various investments, performance indices of those investments or economic indicators, including but not limited to stocks, bonds, certificates of deposit and other bank products, money market funds and U.S. Treasury obligations. Certain of these alternative investments may offer fixed rates of return and guaranteed principal, and may be insured. Economic indicators may include, without limitation, indicators of market rate trends and cost of funds, such as Federal Home Loan Bank Board 11th District Cost of Funds Index (COFI). A Fund may also advertise its portfolio or its significant holdings at any given time. A Fund may also periodically advertise tax-deferred compounding charts and other hypothetical illustrations.

PERFORMANCE DATA OF INVESTMENT STRATEGIES

         The following table shows hypothetical performance and information for the strategies employed by the Funds noted below, but not any actual Fund, and the actual performance of the S&P 500(R) Index, the FT Index, the Hang Seng Index, the DJIA, the NASDAQ-100 Index, the Dow Jones U.S. Select Dividend Index(SM) and a combination of the FT Index, Hang Seng Index and the DJIA (the "Cumulative Index Returns"). The information for each investment strategy assumed that the strategy was fully invested as of the beginning of each year and that each Stock Selection Date was the last day of the preceding year. In addition, the performance information does take into consideration the estimated net expenses of the Funds (after expense reimbursements) but does not take into consideration any sales charges, commissions, insurance fees or charges imposed on the sale of the variable annuity policies or taxes. Any of such charges, any reduction of the expense reimbursement level or higher actual expenses will lower the returns shown. All of the figures set forth below have been adjusted to take into account the effect of currency exchange rate fluctuations of the U.S. dollar, where applicable (i.e., returns are stated in U.S. dollar terms). The Cumulative Index Returns are calculated by adding one-third of the total returns of each of the FT Index, the Hang Seng Index and the DJIA. The returns shown in the following tables and graphs are not guarantees of future performance and should not be used as a predictor of returns to be expected in connection with a Fund's portfolio. Both stock prices (which may appreciate or depreciate) and dividends (which may be increased, reduced or eliminated) will affect the returns. Each investment strategy has under performed its respective index or indices in certain years. Accordingly, there can be no assurance that a Fund's portfolio will outperform its respective index (or combination thereof, where applicable).

         The following table compares the hypothetical performance of the investment strategy of the DART 10 Portfolio (the "DART 10 Strategy"); the investment strategy of the Dow(R) Dividend Portfolio (the "Dow(R) Dividend Strategy"); a combination of the Five Lowest Priced Stocks of the Ten Highest Dividend Yielding Stocks Strategies in each of the FT Index, Hang Seng Index and the DJIA (the "Global Target 15 Strategy"); the investment strategy of the S&P(R) Target Portfolio (the "S&P(R) Target 24 Strategy") the investment strategy of the NASDAQ(R) Target Portfolio (the "NASDAQ(R) Target 15 Strategy"); the investment strategy of the Value Line(R) Target Portfolio (the "Value Line(R) Target 25 Strategy"); the investment strategy of the Target Focus Four Portfolio (the "Target Focus Four Strategy); and the performance of the S&P

500(R) Index, the FT Index, the Hang Seng Index, the DJIA, the NASDAQ-100 Index, The Dow Jones U.S. Select Dividend Index(SM) and the Cumulative Index Returns in each of the years listed below, as of December 31 in each of those years (and as of the most recent quarter).

         An investor in a Fund would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown reflect estimated and not actual expenses and do not reflect taxes; the Funds are established at different times of the year; and the Funds may not be fully invested at all times or equally weighted in all stocks comprising a strategy. Further, the returns also do not reflect the deduction of any insurance fees or charges which are imposed by Prudential in connection with the sale of variable annuity policies. Investors should refer to the prospectus for Account B for a description of those fees and charges which have a detrimental effect on the performance of the Funds. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here.

         The returns shown below for the strategies do not represent the results of actual trading using client assets but were achieved by means of the retroactive application of a strategy that was designed with the benefit of hindsight. These returns should not be considered indicative of the skill of First Trust or of future performance of any Fund. The returns may not reflect the impact that any material market or economic factors might have had if the strategies had been used during the periods shown to actually manage client assets. During most of the period shown in the table below, First Trust did not manage or supervise accounts which employed strategies similar to the hypothetical strategies shown below. The returns shown below for the strategies are not a guarantee of future performance and should not be used to predict the expected returns of a Fund. Each strategy has the potential for loss. These figures are for calendar years; the Funds may use different 12-month periods.

                         COMPARISON OF TOTAL RETURNS (2)

                            STRATEGY TOTAL RETURNS(1)

                                                               Target
                   Dow(R)     Global     S&P(R)    NASDAQ(R)   Focus      Value Line
        DART 10    Dividend   Target 15  Target 24 Target 15   Four       Target 25
Year    Strategy   Strategy   Strategy   Strategy  Strategy    Strategy   Strategy

1972    22.27%
1973    -3.62%
1974    -8.58%
1975    56.96%
1976    34.13%
1977    -3.30%
1978    -3.46%
1979    11.64%
1980    23.43%
1981     0.54%
1982    26.49%
1983    39.43%
1984     6.50%
1985    38.47%                                                             40.92%
1986    40.84%                            20.49%    24.17%                 15.35%
1987     3.87%                 17.18%      2.65%    10.66%                 12.46%
1988    17.71%                 22.17%      5.51%     6.82%                 -7.73%
1989    26.75%                 15.60%     23.69%    24.45%                 37.39%
1990    -0.02%                  1.77%      7.71%    -2.06%                  1.74%
1991    42.64%                 41.28%     41.75%    97.73%                100.40%
1992     7.19%      31.25%     25.44%     -0.59%    -1.96%                  3.37%
1993    19.66%      19.36%     64.03%      9.27%    25.32%                 28.89%
1994    -1.38%      -7.55%     -8.87%      6.11%     5.52%                 22.13%
1995    36.75%      48.33%     12.61%     40.54%    50.21%                 41.74%
1996    33.43%      17.27%     20.69%     32.76%    43.53%      29.31%     36.55%
1997    24.18%      42.12%     -7.68%     31.59%    26.60%      38.95%     31.51%
1998    18.56%       3.82%     12.22%     41.22%    58.13%      32.29%     33.05%
1999    17.08%      -5.65%      7.22%     42.61%    93.96%      46.90%    103.94%
2000     9.06%      27.19%      3.67%      4.87%    -2.33%      10.78%     -4.93%
2001   -15.00%      42.04%      0.06%     -9.96%   -12.40%      21.60%      0.94%
2002   -17.29%      -0.04%    -13.52%    -18.45%   -19.82%     -10.37%    -13.89%
2003    20.12%      33.72%     37.79%     24.60%    35.14%      40.86%     46.47%
2004     4.40%      20.07%     30.58%     14.76%    10.93%      23.01%     27.07%
2005    -3.40%       3.30%     12.78%      4.90%     7.98%      10.12%     14.93%
2006    26.07%      18.78%     41.55%      2.58%     9.80%      15.35%      1.62%
2007     1.96%       2.04%     15.51%      4.38%    23.76%       8.05%     22.34%
2008   -28.47%     -39.03%    -42.80%    -28.56%   -53.35%     -43.10%    -55.14%

                               INDEX TOTAL RETURNS

                                                              Dow
                                                              Jones
        S&P                                      NASDAQ-      U.S.       Cumulative
        500       FT         Hang                100          Select     Index
Year    Index     Index      Seng      DJIA      Index        Dividend   Returns(3)

1972     19.00%                         18.48%
1973    -14.69%                        -13.28%
1974    -26.47%                        -23.57%
1975     37.23%                         44.75%
1976     23.93%                         22.82%
1977     -7.16%                        -12.84%
1978      6.57%                          2.79%
1979     18.61%                         10.55%
1980     32.50%                         22.16%
1981     -4.92%                         -3.57%
1982     21.55%                         27.11%
1983     22.56%                         25.96%
1984      6.27%                          1.30%
1985     31.72%                         33.55%
1986     18.67%                         27.10%      6.89%
1987      5.25%    38.32%    -10.02%     5.48%     10.49%                 11.26%
1988     16.56%     7.03%     16.05%    16.14%     13.54%                 13.07%
1989     31.62%    24.53%      5.53%    32.19%     26.17%                 20.75%
1990     -3.10%    10.36%      6.74%    -0.56%    -10.41%                  5.51%
1991     30.40%    14.88%     42.46%    24.19%     64.99%                 27.17%
1992      7.61%    -2.18%     28.89%     7.41%      8.87%     22.65%      11.37%
1993     10.04%    20.25%    123.35%    16.93%     11.76%     14.59%      53.51%
1994      1.32%     1.19%    -29.98%     5.01%      1.76%     -0.19%      -7.93%
1995     37.54%    17.83%     27.28%    36.87%     43.06%     42.80%      27.33%
1996     22.94%    20.55%     37.47%    28.89%     42.78%     25.08%      28.97%
1997     33.35%    16.44%    -17.68%    24.94%     20.77%     37.83%       7.90%
1998     28.58%    12.20%     -2.68%    18.15%     85.48%      4.33%       9.22%
1999     21.04%    17.44%     73.42%    27.21%    102.10%     -4.08%      39.36%
2000     -9.10%   -18.58%     -9.35%    -4.71%    -36.83%     24.86%     -10.88%
2001    -11.88%   -23.67%    -22.40%    -5.43%    -32.62%     13.09%     -17.17%
2002    -22.09%   -29.52%    -15.60%   -15.01%    -37.52%     -3.94%     -20.04%
2003     28.67%    26.27%     41.79%    28.26%     49.48%     30.16%      32.11%
2004     10.87%    20.80%     16.96%     5.30%     10.75%     18.14%      14.35%
2005      4.91%    12.45%      8.67%     1.72%      1.90%      3.79%       7.61%
2006     15.78%    40.25%     38.60%    19.03%      7.28%     19.54%      32.62%
2007      5.49%     0.10%     42.88%     8.87%     19.24%     -5.16%      17.28%
2008    -36.99%   -54.74%    -46.04%   -31.92%    -41.57%    -30.97%     -44.23%

(1) The Strategy Stocks for each Strategy for a given year consist of stocks selected by applying the respective strategy as of the beginning of the period.

(2) Total return represents the sum of the change in market value of each group of stocks between the first and last trading day of a period plus the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total return does not take into consideration any taxes. Total return assumes that all dividends are reinvested monthly (with the exception of the Hang Seng Index from 12/31/86 through 12/31/92, during which time no dividends were accounted for and the NASDAQ 100 Index which shows only price appreciation prior to 1993), and all returns are stated in terms of the United States dollar. Based on the year-by-year returns contained in the table through 12/31/08, over the periods listed above, the DART 10 Strategy achieved an average annual total return of 12.60%, and the average annual total return for its corresponding index, the DJIA, is 10.20%; The Dow(R) Dividend Strategy achieved an average total return of 12.81%, and the average total return for its corresponding index, The Dow Jones U.S. Select Dividend Index(SM), is 10.96%; the Global Target 15 Strategy achieved an average annual total return of 11.73%, and the average annual total return for its corresponding index, a combination of the FT Index, the Hang Seng Index and the DJIA, is 9.39%; the S&P(R) Target 24 Strategy achieved an average annual total return of 11.57%, and the average annual total return over a 23-year period for its corresponding index, the S&P 500 Index, is 9.04%; over the period listed for the NASDAQ(R) Target 15 Strategy the average annual total return is 15.41%, and the average annual total return for its corresponding index, the NASDAQ-100 Index, is 10.33%; the Target Focus Four Strategy achieved an average annual total return of 14.33%, and the average annual total return over a 13-year period for its corresponding index, the S&P 500 Index, is 4.78% and the Value Line(R) Target 25 Strategy achieved an average annual total return of 17.93%, and the average annual total return over a 24-year period for its corresponding index, the S&P 500(R) Index, is 9.91%. Although each Fund seeks to achieve a better performance than its respective index as a whole, there can be no assurance that a Fund will achieve a better performance.

(3) Cumulative Index Returns represent the average of the annual returns of the stocks contained in the FT Index, Hang Seng Index and DJIA. Cumulative Index Returns do not represent an actual index.

         There can be no assurance that any Fund will outperform the DJIA or any other index shown. Investors should not rely on the preceding financial information as an indication of the past or future performance of a Fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER INQUIRIES

         All inquiries regarding the Company should be directed to the Company at (800) 621-1675 or by writing the Company at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

                              FINANCIAL STATEMENTS

         The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated December 31, 2008, are incorporated by reference into this SAI and have been audited by Deloitte, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675.